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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 10, 2005

                       UNIVERSAL TECHNICAL INSTITUTE, INC.
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             (Exact name of registrant as specified in its charter)

                Delaware                1-31923            86-0226984
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     (State or other jurisdiction     (Commission        (IRS Employer
            of incorporation)         File Number)     Identification No.)

      20410 North 19th Avenue, Suite 200, Phoenix, Arizona        85027
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           (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (623) 445-9500

                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On August 10, 2005, Universal Technical Institute, Inc. issued a press release regarding its results of operations for the fiscal third quarter ended June 30, 2005. A copy of this press release is furnished as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by this reference.

      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.01, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      c. Exhibits

          Exhibit No.                     Description
          -----------   --------------------------------------------------------
            99.01       Press Release of Universal Technical Institute, Inc.,
                        dated August 10, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNIVERSAL TECHNICAL INSTITUTE, INC.

Date: August 10, 2005                        By:    /s/ Jennifer Haslip
                                                    ----------------------------
                                             Name:  Jennifer Haslip
                                             Title: Chief Financial Officer